SECURED PROMISSORY NOTE

$122,997.18                                              Los Angeles, California
                                                                 October 17,1996


         FOR VALUE RECEIVED, the undersigned, TRADEWINDS TELEVISION, LLC, a California limited liability company (the "Borrower") hereby promises to pay to AFFINITY ENTERTAINMENT, INC., a Delaware corporation (the "Lender"), or order, on the Maturity Date (as such term is defined herein) the principal sum of One Hundred Twenty-Two Thousand Nine Hundred Ninety-Seven Dollars and Eighteen Cents ($122,997.18) or so much thereof as may be borrowed hereunder, with interest thereon in accordance with the terms set forth herein.

         The Maturity Date, unless mutually extended by Borrower and Lender, shall be the date upon which Lender makes written demand for payment to Borrower which may be made after the date which is 90 days following receipt of written notice (60 days following receipt of written notice on or after December 1, 1996) by Borrower from Lender ("Demand Notice") that Lender has determined that the conditions to the Transaction contemplated by that certain letter agreement dated September 13,1996 among Borrower, Lender and Rick Pack could not be satisfied, and the Transaction will not be consummuated; provided, however, that notwithstanding the foregoing, this Note shall become immediately due and payable without any notice if either of the following conditions are not met at any time prior to the Maturity Date: (i) all payments due from Borrower to third parties with respect to the production, distribution, marketing and other exploitation of the television series "Bounty Hunters" (the "Series") are not made promptly when due or otherwise Borrower defaults in any monetary or contractual obligation relating to the Series, or (ii) Borrower shall not have
(a) provided Lender with a two (2) week cash budget of expenditures, acceptable to Lender, due with respect to the Series by the close of business on the date of the "Demand Notice" and on each Friday thereafter, and (b) deposited in an escrow account, approved by Lender, sufficient cash to meet the monetary obligations set forth in the budget, initially for the next two (2) week period and thereafter for the next one (1) week period. Advances may be made under this Note prior to the Maturity Date on the condition that at the time of any such borrowing, such borrowing has been approved by Lender in its sole discretion regarding the use of such advances, and no Event of Default exists under the Security Agreement referred to herein, and provided further that the aggregate principal amount of all sums borrowed hereunder shall not exceed the sum of One Hundred Twenty-Two Thousand Nine Hundred Ninety-Seven Dollars and Eighteen Cents ($l22,997.18). Each borrowing hereunder shall be recorded by the Lender and, prior to any transfer of this Note, shall be endorsed on the schedule annexed to this Note. The aggregate unpaid amount of principal set forth on the schedule annexed to this Note shall be presumptive evidence of the principal amount owing and unpaid on this Note. However, the failure to record any such amount on such schedule shall not limit or otherwise affect the obligations of Borrower hereunder to repay the principal amount of all advances hereunder together with interest accruing thereon. Amounts repaid hereunder may not be reborrowed.

         The undersigned promises to pay, on the Maturity Date, interest on the unpaid principal balance hereof from time to time outstanding from the date of the first disbursement hereunder until paid, at a rate per annum of eight percent (8%).

         This Note is entitled to the benefits and subject to all of the terms and conditions of the Interim Financing and Security Agreement dated September 13,1996 among Lender, Borrower and Rick Pack, as amended from time to time ("Security Agreement").

         The undersigned agrees to pay all expenses of Lender incurred in collection of this Note, including reasonable attorneys' fees in connection therewith, irrespective of whether suit is brought hereon.

         AU principal and interest hereunder shall be payable in lawful money of the United States of America and shall be paid at such place as the holder hereof may from time to time designate.

         Upon the occurrence of any default in the payment of principal or interest hereunder or upon any Event of Default under the Security Agreement or any material breach of any other term or condition set forth in the Security Agreement, the principal hereof with interest accrued thereon shall become, or may be declared to be, at the option of the Lender, forthwith due and payable.

         Borrower hereby waives diligence, presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note and assents to extensions of time of payment, or forbearance or other indulgence without notice. The right to plead any and all statutes of limitation as a defense to any demand hereunder is hereby waived to the full extent permitted by law.

         Borrower shall have no right to prepay all or any portion of this Note until the receipt by Borrower of the Demand Notice.

         This Note shall be governed by and be construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, this Note has been executed and delivered at Los Angeles, California, on the date set forth above.

                                                  TRADEWINDS TELEVISION, LLC


                                                  By:  /s/ Royeric Pack
                                                       ------------------------
                                                  Its: President/CEO
                                                       ------------------------

                        SCHEDULE OF ADVANCES OF PRINCIPAL

====================================================================================================================================
                                                                                      Unpaid
                                   Amount of                Interest Rate            Principal                Notation
Date                                Advance                      (8%)                 Balance                  Made by
====================================================================================================================================
10/17/96                      $ 4,112.04 TW Payables
-----------------------------------------------------------------------------------------------------------------------------------
10/17/96                       34,027.29 TW contractors
-----------------------------------------------------------------------------------------------------------------------------------
10/17/96                       84,857.85 BHP Productions
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL                      $122,997.18
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                     TRADEWINDS TELEVISION & BPH PRODUCTIONS

Tradewinds' payables                          4,112.04
Tradewinds'contractors                       34,027.29
BHP Productions                              84,857.85
                                           -----------
Grand total                                 122,997.18
                                           ============

Tradwinds' Payables

Adam Weston Graphics
Airtouch Cellular
All Post
Already There Messenger
Ameritech
Arrowhead Mt Spring Water
AT&T
Camerry Consultants
Catalogue Stationers
Century Parking
Coast Communications
Compuserve
DARB Insurance
Designatory
Diners Club
Entertainment Comm Network
Federal Express
For Media Company
Furst Group
General Parking
Gerallie Legaspi
Guardian Insurance                    4,112.04
Ken Larreiras
Len Materna
Monarch Business Forms
Monarch Communications
NAPTE
Neopost Leasing
Newell Color  Lab
Nielsen
Omni-Ch
Omni-Ny
Pacific Bell
Pacific  Communications
Pryor &  Associates
Rick Pack
Shari Jennings
Sharp  Electronics
Silver Star  Information  Systems
Topanga  Warner
Video Central
WABU
WCIU-TV
WPXI
WUPA
Western Office Interiors
Woodland Printing
Xerox
                                    -------------
                                      4,112.04

Tradewinds' Contractors

Chris Rovtar                         12,500.00

   expenses                           1,066.09
Bett Alofsin                          3,500.00
   expenses
Diana Foster                          2,000.00
   expenses                             211.52
Jon Feffo
   expenses
   bonus
Jan Mansfield                         1,500.00
   expenses                             449.68
Stan Singer                           2,000.00
Mark  Rafalowski                      6,000.00
Parker Publications(Lamerias)         4,800.00
Rick Pack
                                   --------------
                                     34,027.29

BHP Productions

AGK Studios
Al Almond                    300.00
Band Pro                   4,871.25
B Berry
Courtesy Printing
Crystal Patent
Don Morea                  3,379.29
Ed Springer                  835.00
Flower Power               2,800.00
Forever Blue              29,732.65
Fresno Shoot
Frontine Productions       3,728.84
Gabriel Miller
Gary Cates
Harris Tulchin
Jerry Peterson
John Young
Kuhn & Miller             8,397.58
K-Zaw Productions           275.00
Lewinter Rosman
Logo Edition
Mark Jeanette
Michael Hawks               400.00
Nicholas Blair              210.00
Nick Richards Ent
NK & Associates           2,553.50
Outlaw Hunter             1,661.00
Peter Jordan                600.00
Rick Dunbar                 900.00
Rick Gurley                 300.00
Robert Clark
SW Garda                    600.00
Scott Bernstein             300.00
Sharpshooters            10,403.24
Sherwood Animation          745.00
Steve Sanzeri
Tom Drew
Vansa Insurance          11,700.00
Video Central
Visionary Music             165.50
William Gallie
                      ---------------
                         84,857.85
                      ================